MARATHON VALUE PORTFOLIO

Supplement to the Prospectus dated March 1, 2010

Effective May 24, 2010, the adviser to the Marathon Value Portfolio (the “Fund”) voluntarily has agreed to reduce its management fee by the amount of certain Fund expenses that otherwise would be incurred by shareholders.  Spectrum Advisory Services, Inc. (the “Adviser”) currently pays most Fund expenses out of its management fee, and now the Adviser has agreed to pay additional Fund expenses, which will have the effect of lowering the Fund’s overall expense ratio.

As a result, the information below replaces the fee table and expense example found in the Fund’s current prospectus.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees1	1.25%
Distribution (12b-1) Fees	NONE
Other Expenses2	0.00%
Acquired Fund Fees and Expenses2	0.00%
Total Annual Fund Operating Expenses	1.25%

1 The Fund’s advisor provides investment advisory services and pays most of the Fund’s operating expenses (with certain exceptions) in return for a "universal fee."  The Fund, not the advisor, pays the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary or nonrecurring expenses.
2  Restated to reflect estimated expenses of the Fund for the current fiscal year.

Expense Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example uses the same assumptions as other mutual fund prospectuses.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and capital gains distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be different, based on these assumptions, your costs would be:

1year	3 years	5 year	10 years
$127	$397	$686	$1,511

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference.  A Statement of Additional Information, dated March 1, 2010, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference.  You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 788-6086.

Supplement dated June 8, 2010